This is filed pursuant to Rule 497 (e).
File Nos. 333-37177 and 811-8403.



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ALLIANCEBERNSTEINSM                                           ALLIANCEBERNSTEIN
 Investment Research and Management                         INSTITUTIONAL FUNDS
                                     - AllianceBernstein Real Estate Investment
                                                             Institutional Fund


Supplement dated February 9, 2004 to the Prospectus dated March 31, 2003 of AllianceBernstein Institutional Funds, Inc. that offers the Class I shares of AllianceBernstein Real Estate Investment Institutional Fund (the "Fund"). This Supplement supersedes the Supplements dated December 10, 2003 and December 17, 2003, and should be read in conjunction with the Prospectus.

The following table replaces in its entirety the "Annual Fund Operating Expenses" table under the heading "Fees and Expenses of the Fund."

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) and Example

The Example is to help you compare the cost of investing in the Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower based on these assumptions your costs as reflected in the Examples would be:

Operating Expenses

Management Fees                                        .90%
Distribution and/or Service (12b-1) fees               None
Other expenses                                         .39%
                                                     --------
Total Fund Operating Expenses (a)                     1.29%
                                                     ========
Waiver and/or Expense Reimbursement (b)              (.09)%
                                                     --------
Net Expenses (c)                                      1.20%
                                                     ========

--------------
(a) Total Fund Operating Expenses do not reflect Alliance's waiver of a portion of its advisory fee. This waiver is effective as of January 1, 2004, and the resulting fee reduction is expected to continue for a period of at least five years. The advisory fee waiver would reduce advisory fees to 0.55% for the Fund. After giving effect to the advisory fee waiver, Net Expenses would be: 0.94%

(b) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

(c) For the fiscal year ended October 31, 2002, the Adviser voluntarily waived or reimbursed the Fund for an additional .01% of expenses, so that the Fund's actual net expenses for the fiscal year were 1.19%. It is expected that this additional .01% waiver will not be continued for the fiscal year ended October 31, 2003.

The following Examples replace in their entirety the Examples under the heading "Fees and Expenses of the Fund."

EXAMPLES

After 1 Yr                $   122
After 3 Yrs. (b)          $   400
After 5 Yrs. (b)          $   699
After 10 Yrs. (b)         $ 1,549

(b) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

The following information is added beneath the heading "Description of the Fund."

o Commencing in the first quarter of 2004, Alliance intends to begin publishing full portfolio holdings for most AllianceBernstein Mutual Funds monthly on www.alliancebernstein.com

The following information replaces in its entirety the "Legal Proceedings" sub-heading under the heading "Management of the Fund."

Legal Proceedings

As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii)Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

Effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing the Fund. Please see the "Annual Fund Operating Expenses" table and its related footnotes in this Supplement for a description of the reduced fee. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the NYAG.

The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of the Fund (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, approximately 40 additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The following sentence replaces in its entirety the first sentence under "Purchase and Sale of Shares; How the Fund Values its Shares."

The Fund's net asset value is calculated at the next close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business.

The following information is added to the section "Purchase and Sale of Shares; How to Buy Shares."

RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

POLICY REGARDING EXCESSIVE OR SHORT DURATION TRADING. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, AllianceBernstein Investment Research and Management, Inc. ("ABIRM") and Alliance Global Investor Services, Inc. ("AGIS") each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, these transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

o    Account Blocking  Procedures.  When a particular  transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the Internet, may be suspended for such account. AllianceBernstein Mutual Funds accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS that the account holder did not or will not in the future engage in excessive or short duration trading.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS consider the information actually available to them at the time.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT DURATION TRADING GENERALLY. While the AllianceBernstein Mutual Funds, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of fund shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.

RISKS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE OR SHORT DURATION TRADING ACTIVITY. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale, are subject to a CDSC, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.

The following information is added to the section "Purchase and Sale of Shares."

Financial intermediaries, including your financial intermediary, receive a variety of payments from the Fund, Alliance and ABIRM. ABIRM may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of the Fund and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts subject to ABIRM's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Fund for costs incurred in conducting training and educational meetings about the Fund for the employees of financial intermediaries. In addition, ABIRM may share expenses with financial intermediaries that distribute the Fund for costs incurred in conducting training and educational meetings about the Fund for the employees of financial intermediaries. In addition, ABIRM may share expenses with financial intermediaries that distribute the Fund for costs incurred in hosting client seminars where the Fund is discussed.

Alliance may also make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of the Fund. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings relating to the Fund.

In addition, financial intermediaries may have omnibus accounts and similar arrangements with the AllianceBernstein Mutual Funds and may be paid by the Fund for providing related sub-transfer agency and other services. Such expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses."

Although the Fund may use brokers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

The paragraph below provides new and additional information that supplements the information contained under the heading "Dividends, Distributions and Taxes" in the Prospectus.

Under the provisions of recently enacted tax legislation, the maximum long term capital gain rate has been reduced from 20% to 15%, and some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals at the reduced maximum rate of 15% (5% for individuals in lower tax brackets), provided that both the Fund and the individual satisfy certain holding period and other requirements. A distribution from the Fund is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the individual must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the 15% tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest, most distributions from real estate investment trusts, or short-term capital gains, the dividends will not be eligible for the lower rates. The Fund will notify you as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that you also satisfy the holding period requirements.

You should retain this Supplement with your Prospectus for future reference.

SM This is a service mark used under license from the owner.

00250.0157 #462342